UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2019

Hawthorn Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102
(Address of Principal Executive Offices)

573-761-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

Hawthorn Bancshares, Inc. held its annual meeting of shareholders on Tuesday, June 4, 2019, at which meeting our shareholders voted upon the following matters:

*The election of two Class III directors to hold office for a term expiring at our 2022 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

*The ratification and approval of the selection of KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Election of Directors

At the annual meeting, Kevin L. Riley and David T. Turner were elected as Class III directors. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Kevin L. Riley
For: 2,604,607
Against: 912,060
Abstain: 65,433
There were 1,224,430 broker non-votes with respect to this matter.

David T. Turner
For: 2,612,501
Against: 904,166
Abstain: 65,433
There were 1,224,430 broker non-votes with respect to this matter.

In addition to the two Class III directors elected at the Annual Meeting, the persons continuing in their term of office as members of our board of directors are:

Class I Directors (terms to expire in 2020)
Kathleen L. Bruegenhemke
Philip D. Freeman
Jonathan D. Holtaway

Class II Directors (terms to expire in 2021)
Frank E. Burkhead
Gus S. Wetzel, III

Ratification and Approval of Independent Registered Public Accounting Firm

At the annual meeting, the selection of KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2019 was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For: 4,422,325
Against: 304,705
Abstain: 79,500

There were no broker non-votes with respect to this matter.

Additional information regarding the matters voted on at the annual meeting is contained in our proxy statement dated April 24, 2019.

Item 9.01 Financial Statements and Exhibits.

The full text of the press release is furnished as an exhibit to this report on Form 8-K.

Exhibit Index
Exhibit No.Description

Ex-99.1    Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2019	Hawthorn Bancshares, Inc. By: /s/ David T. Turner Name: David T. Turner Title: Chairman, CEO & President